Promissory Note Receivable	12 Months Ended
Dec. 31, 2022
Promissory Note Receivable [Abstract]
Promissory note receivable
9.	Promissory note receivable

In December 2021, the Company entered into an agreement for a Secured Convertible Promissory Note (the “Note”) with principal of $800,000. The Note accrues interest at a rate of 6% per annum, with interest payments every calendar quarter. The Note is convertible at the Company’s option into Series C Preferred Stock of the issuer. If the Note is not converted into shares by the Company, all unpaid and accrued interest are due on Maturity Date of December 21, 2026. The Note is secured by the assets of the issuer.